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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 26, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Fiscal 2005 Annual Incentive Compensation

On August 26, 2005, the Compensation and Stock Option Committee (the "Committee") of Sysco Corporation ("SYSCO") certified satisfaction of the performance criteria and payment of bonuses under the fiscal 2005 incentive program which was adopted May 13, 2004 by the Committee pursuant to the 2000 Management Incentive Plan (the "2000 MIP"). Bonuses under the fiscal 2005 incentive program to the Named Executive Officers, as defined below, will be paid as soon as practicable.

On August 9, 2005, the Committee determined that the performance of Mr. Schnieders, SYSCO's Chairman of the Board, Chief Executive Officer and President, exceeded expectations based on its annual review using the criteria set forth in the Supplemental Performance-Based Bonus Plan (the "Supplemental Plan") and the agreement entered into February 22, 2005 thereunder. The Committee also determined that, as a result, Mr. Schnieders would be entitled to a Supplemental Bonus (as defined in the Supplemental Plan) equal to 18% of any base bonus earned for fiscal 2005 as calculated pursuant to the 2000 MIP.

The amounts paid under the 2000 MIP and the Supplemental Plan to the executive officers who will be named in the Summary Compensation Table in the proxy statement for SYSCO's annual meeting of stockholders to be held November 11, 2005 (the "Named Executive Officers") are set forth below:

---------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL RESTRICTED SHARES AWARDED (2)
------------------------------------------------ ----------------------- --------------------- ----------------------
                                                                                                  AGGREGATE VALUE
                                                   TOTAL CASH AWARDED                            BASED ON CLOSING
                NAME AND TITLE                          (1),(2)            NUMBER OF SHARES      PRICE AT 07/01/05
================================================ ======================= ===================== ======================
Richard J. Schnieders                                    $1,758,335 (3)                34,080             $1,235,400
Chairman of the Board, Chief Executive Officer
  and President
------------------------------------------------ ----------------------- --------------------- ----------------------
Thomas E. Lankford (4)                                          991,213                24,343                882,434
------------------------------------------------ ----------------------- --------------------- ----------------------
John K. Stubblefield, Jr.                                       753,311                18,501                670,661
Executive Vice President, Finance and Chief
  Financial Officer
------------------------------------------------ ----------------------- --------------------- ----------------------
Larry J. Accardi                                                713,672                17,527                635,354
Executive Vice President, Contract Sales; and
 President, Specialty Distribution Companies
------------------------------------------------ ----------------------- --------------------- ----------------------
Kenneth F. Spitler                                              713,672                17,527                635,354
Executive Vice President; and President of
  North American Foodservice Operations
------------------------------------------------ ----------------------- --------------------- ----------------------

(1) Excludes matching amounts credited to participant accounts under the Company's Executive Deferred Compensation Plan ("EDCP") with respect to any amounts of a MIP bonus that were deferred. Executive Deferred Compensation Plan matches for the named individuals were as follows: Mr. Schnieders,


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

     $205,905; Mr. Lankford, $147,075; Mr. Stubblefield, $111,777; Mr. Accardi, $105,894; and Mr. Spitler, $105,894. All such deferrals are subject to the terms of the Second Amended and Restated Executive Deferred Compensation Plan, as amended. The Second Amended and Restated Executive Deferred Compensation Plan and the First Amendment thereto are filed as Exhibits 10(cc) and 10(dd), respectively, to the Company's Form 10-K for the year ended June 29, 2002. The Second Amendment thereto is filed as Exhibit 10(gg) to the Company's 10-K for the year ended July 3, 2004.

(2) The Total Cash Awarded and Total Restricted Shares Awarded columns above include all cash and shares distributed, respectively, pursuant to awards made with respect to the 2005 fiscal year, including all company matches and accompanying payments.

(3)  Includes $370,629 to be paid under the Supplemental Plan.

(4) Thomas E. Lankford resigned as President and Chief Operating Officer effective July 2, 2005.

Neither Mr. Schnieders nor the other officers named above have any material relationship with SYSCO or its affiliates except in respect of their current and past employment relationships, Messrs. Schnieders' and Stubblefield's positions as director, Mr. Lankford's position as a former director, ownership of SYSCO securities, and as otherwise disclosed in SYSCO's most recently filed proxy statement and subsequent periodic reports filed with the Securities and Exchange Commission.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYSCO CORPORATION



Date: September 1, 2005                   By: /s/ Michael C. Nichols
                                             -----------------------------------
                                               Michael C. Nichols
                                               Vice President, General Counsel
                                               and Corporate Secretary









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